UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2024

CUMMINS INC.

(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Jackson Street

P. O. Box 3005

Columbus, Indiana 47202-3005

(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 14, 2024, Cummins Inc. (“Cummins”) announced that Cummins plans to complete the separation of Atmus Filtration Technologies Inc. (“Atmus”) by offering to exchange up to all of the shares of common stock, par value $0.0001 per share, of Atmus held by Cummins, for outstanding shares of common stock, par value $2.50 per share, of Cummins that are validly tendered and not properly withdrawn.

Forward-Looking Statements

This communication contains certain statements about Cummins and Atmus that are forward-looking statements. Forward-looking statements are based on current expectations and assumptions regarding Cummins’ and Atmus’ respective businesses, the economy and other future conditions. In addition, the forward-looking statements contained in this communication may include statements about the expected effects on Cummins and Atmus of the exchange offer, the anticipated timing and benefits of the exchange offer, Cummins’ and Atmus’ anticipated financial results, and all other statements in this communication that are not historical facts.

Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and are detailed more fully in Cummins’ and Atmus’ respective periodic reports filed from time to time with the Securities and Exchange Commission (the “SEC”), the Registration Statement referred to below, including the Prospectus forming a part thereof, the Schedule TO and other exchange offer documents filed by Cummins or Atmus, as applicable, with the SEC. Such uncertainties, risks and changes in circumstances could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and neither Cummins nor Atmus undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances, except to the extent required by applicable securities laws. Investors should not put undue reliance on forward-looking statements.

Additional Information and Where to Find It

This communication is for informational purposes only and is not an offer to sell or exchange, a solicitation of an offer to buy or exchange any securities and a recommendation as to whether investors should participate in the exchange offer. If the exchange offer is commenced, Atmus will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a prospectus (the “Prospectus”). There can be no assurances that Cummins will commence the exchange offer on the terms described in this document or at all. The exchange offer will be made solely by the Prospectus. The Prospectus will contain important information about the exchange offer, Cummins, Atmus and related matters, and Cummins will deliver the Prospectus to holders of Cummins common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE AND BEFORE MAKING ANY INVESTMENT DECISION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. None of Cummins, Atmus or any of their respective directors or officers or the dealer managers appointed with respect to the exchange offer makes any recommendation as to whether you should participate in the exchange offer.

If the exchange offer is commenced, Cummins will file with the SEC a Schedule TO, which will contain important information about the exchange offer.

Holders of Cummins common stock may obtain copies of the Prospectus, the Registration Statement, the Schedule TO and other related documents, and any other information that Cummins and Atmus file electronically with the SEC free of charge at the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2024

CUMMINS INC.

/s/ Donald G. Jackson
Donald G. Jackson Vice President, Treasury and Tax